REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

Zhaoyuan Shuangji Co., Ltd.

We have audited the accompanying balance sheets of Zhaoyuan Shuangji Co., Ltd. as of December 31, 2007 and 2006, and the related statements of income and comprehensive income, changes in stockholders’ equity, and cash flows for the years ended December 31, 2007, 2006 and 2005. These financial statements are the responsibility of the Company management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted the audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate under the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of Zhaoyuan Shuangji Co., Ltd. as of December 31, 2007 and 2006, and the results of its operations and cash flows for the years ended December 31, 2007, 2006 and 2005 in conformity with U.S. generally accepted accounting principles.

/s/Robert G. Jeffrey

ROBERT G. JEFFREY, Certified Public Accountants

June 2, 2008

Wayne, New Jersey

ZHAOYUAN SHUANGJI CO., LTD.

BALANCE SHEETS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

ASSETS
Current Assets:	2007	2006
Cash	$ 802,211	$ 603,811
Accounts receivables, less allowance for doubtful accounts	4,671,714	3,774,257
Other receivables	412,595	633,560
Advances to suppliers	167,595	539,862
Subsidy receivable	164,296	488,875
Inventory	13,281,676	9,729,658
Total current assets	19,500,087	15,770,023
Fixed Assets:
Land use rights	4,166,024	4,166,024
Mining rights	1,267,133	1,267,133
Buildings	4,015,029	4,024,822
Equipment	8,802,879	8,732,883
Vehicles	50,263	87,416
	18,301,328	18,278,278
Less accumulated depreciation and amortization	4,745,231	3,875,486
Net fixed assets	13,556,097	14,402,792
Other Assets:
Deferred interest	641,483	1,248,217
Long term receivable	1,095,630	1,097,897
Loans receivable	1,308,191	1,025,266
Total other assets	3,045,304	3,371,380
Total Assets	$ 36,101,488	$ 33,544,195

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Notes payable - banks	$ 18,752,591	$ 6,100,202
Accounts payable	3,217,262	3,559,131
Advances from customers	743,047	775,554
Accrued liabilities	833,634	1,539,571
Other liabilities	904,924	822,454
Total current liabilities	24,451,458	12,796,912

Long Term Bank Loans	2,474,672	13,760,153
Total liabilities	26,926,130	26,557,065

Stockholders’ Equity:
Paid in capital	2,411,861	2,411,861
Retained Earnings	6,508,244	3,836,498
Earnings appropriated for statutory reserves	1,205,931	1,205,931
Accumulated other comprehensive loss	(950,678)	(467,160)
Total Stockholders’ equity	9,175,358	6,987,130
Total Liabilities and Stockholders’ Equity	$ 36,101,488	$ 33,544,195

ZHAOYUAN SHUANGJI CO., LTD.

STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

For the Years Ended December 31, 2007, 2006 and 2005

	2007	2006	2005

Sales	$ 50,902,200	$ 45,723,321	$ 38,257,763
Cost of Sales	42,510,017	39,454,578	32,776,456
Gross Profit	8,392,183	6,268,743	5,481,307

Selling and Administrative Expenses	1,512,955	1,612,707	1,649,230

Operating Income	6,879,228	4,656,036	3,832,077

Other Income (Expense):
Subsidy Income	476,428	1,153,064	1,575,740
Other Income	452	69,346	154,370
Interest Expense	(1,264,144)	(1,092,178)	(899,233)
Other Expense	(80,221)	-	(81,723)

Income Before Income Taxes	6,011,743	4,786,268	4,581,231

Provision for Income Taxes:
Current Provision	1,859,991	1,747,862	1,698,151

Net Income for the Period	4,151,753	3,038,407	2,883,080

Other Comprehensive Loss	(483,518)	(230,607)	(236,553)

Total Comprehensive Income	$ 3,668,235	$ 2,807,800	$ 2,646,527

ZHAOYUAN SHUANGJI CO., LTD.

STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2007, 2006 and 2005

	2007	2006	2005
CASH FLOWS FROM OPERATIONS:
Net income (loss)	$ 4,151,752	$ 3,038,407	$ 2,883,080
Adjustments to reconcile net income to net cash provided by operating activities:
Charges and credits not involving the use of cash:
Depreciation and amortization	869,746	870,948	890,375
Amortization of deferred interest	606,734	573,858	412,665
Profit on sale of production equipment	-	-	(86,936)
Changes in assets and liabilities:
Increase in accounts receivable	(897,457)	(993,539)	(284,586)
Decrease (increase) in other receivables	220,965	(329,062)	1,938,612
Decrease (increase) in advances to suppliers	372,267	(388,755)	(69,770)
Increase in subsidy receivable	324,579	(266,349)	(32,770)
Increase in inventory	(3,552,018)	(2,328,474)	(1,571,195)
Increase (decrease) in accounts payable	(341,869)	907,427	(163,821)
Decrease in advances from customers	(32,507)	271,640	(144,216)
Decrease in other payables	82,470	(125,668)	(1,170,439)
Decrease in accrued liabilities	(705,937)	285,222	(17,058)

Net Cash Provided By Operating Activities	1,098,725	1,515,655	2,583,941

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of mining rights	-	(77,356)	(923,980)
Proceeds of sale of production equipment	-	-	129,511
Purchases of fixed assets	(23,050)	(159,854)	-
Business loans made	(838,217)	(1,509,025)	(1,088,761)
Collections of business loans	555,292	1,968,185	15,091
Reduction of long term receivable	2,267	-	-
Net Cash Provided (Consumed) By Investing Activities	(303,708)	221,950	(1,868,139)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under bank loans	1,366,908	617,121	643,581
Payment of dividends	(1,480,007)	(1,975,029)	(949,535)
Capital redemptions	-	-	(120,817)

Net Cash Consumed By Financing Activities	(113,099)	(1,357,908)	(426,771)

Effect on cash of foreign exchange conversion	(483,518)	(230,607)	(236,553)
Net change in cash	198,400	149,090	52,478
Cash balance, beginning of period	603,811	454,721	402,243
Cash balance, end of period	$ 802,211	$ 603,811	$ 454,721

ZHAOYUAN SHUANGJI CO., LTD.

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

For the Years Ended December 31, 2007, 2006, and 2005

	Paid in Capital	Retained Earnings	Statutory Reserves	Accumulated Other Comprehensive Loss	Total
Balance, December 31, 2004	$ 2,411,861	$ 1,323,768	$ 842,555	$ -	$ 4,578,184
Net Income for Year		2,883,080			2,883,080
Comprehensive Income				(236,553)	(236,553)
Earning Appropriated for Statutory Reserves		(363,376)	363,376		-
Dividends Paid During the Year		(949,535)			(949,535)
Capital Redemptions		(120,817)			(120,817)
Balance, December 31, 2005	2,411,861	2,773,120	1,205,931	(236,553)	6,154,359
Net Income for Year		3,038,407			3,038,407
Comprehensive Income				(230,607)	(230,607)
Earning Appropriated for Statutory Reserves
Dividends Paid During the Year		(1,975,029)			(1,975,029)
Balance, December 31, 2006	2,411,861	3,836,498	1,205,931	(467,160)	6,987,130
Net Income for Year		4,151,753			4,151,753
Comprehensive Income				(483,518)	(483,518)
Earnings Appropriated for Statutory Reserves					-
Dividends Paid During the Year		(1,480,007)			(1,480,007)
Balance, December 31, 2007	$ 2,411,861	$ 6,508,244	$ 1,205,931	$ (950,678)	$ 9,175,358

ZHAOYUAN SHUANGJI CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

1.

ORGANIZATION and BUSINESS

Organization of Company

The Company was incorporated in the People’s Republic of China (PRC) March 29, 2002 for the purpose of acquiring and operating cement manufacturing facilities in China. Three such facilities have been acquired, one in Zhaoyuan (a city in Shandong province) and two on Hainan island (one in a city named Danzhou and one in a city named Dongfang).

The Zhaoyuan facility was acquired April 11, 2002 for a cash payment of $164,726 and the assumption of $26,899,007 of debt.

As part of the acquisition of the Zhaoyuan facility, the Company acquired a 25% interest in the Dongfang facility. The remaining equity interests of this facility were acquired on October 16, 2002 in return for the assumption of debt totaling $1,959,424.

On August 16, 2002, the Company acquired the Danzhou facility. As consideration for this acquisition, the Company assumed debt that totaled $13,639,609. This total was reduced by certain bank debt concessions (Note 6).

The assets of each of the three facilities were recorded at fair market values, which were based on appraisals made at that time. In each case, the cost of the acquisition was less than the appraised values of the assets and the appraised values were reduced, proportionately.

Business

Each of the three plants has the capacity to produce 500,000 tons of cement per year. In the case of two of the plants, the sources for raw material (limestone) is twenty kilometers from the plant. In the case of the third plant, the raw material sources are between twenty and forty kilometers from the plant. In the case of the Danzhou plant, the Company has two fifty year contracts for the acquisition of this material. There are no such contracts for the Dongfang and Zhaoyuan plants, but management feels confident in the long term availability of limestone for these plants at stable prices.

The principal portion of cement sales are within China, but sales are also made to customers in ten foreign countries.

Risks and Uncertainties

The Company operates under authority of a business license which was granted in 2002 and expires in the year 2022. Renewal of the license depends on the result of government inspections which are made to ensure environmental laws are not breeched.

The officers of the Company control a majority of the outstanding stock of the Company. As a result, insiders will be able to control the outcome of all matters requiring stockholder approval and will be able to elect all of the Company directors.

ZHAOYUAN SHUANGJI CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash

For purposes of the statements of cash flows, the Company considers all short term debt securities purchased with a maturity of three months or less to be cash equivalents.

Concentrations Of Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist of cash, accounts receivable and other receivables. These receivables are concentrated primarily in the Chinese construction industry.  In addition, all Company assets are located in China, and Company cash balances are on deposit at financial institutions in China the currency of which is not free trading. Foreign exchange transactions are required to be conducted through institutions authorized by the Chinese government and there is no guaranty that Chinese currency can be converted to U.S. or other currencies.

Recognition Of Revenue

Revenue is recognized when product is delivered to customers. In determining delivery, consideration is given to the following: whether an arrangement exists with the buyer; whether delivery has occurred; whether the price to the buyer is fixed or determinable; and that collection is reasonably assured. No provision is made for any right of return that may exist as the criteria specified in Statement of Financial Accounting Standards (SFAS) No. 48 have been met.

Fair Value Of Financial Instruments

The carrying amounts of the Company’s financial instruments, which include cash, accounts receivable, other receivables, advances to suppliers, accounts payable, accrued liabilities, and other liabilities, approximate their fair values at December 31, 2007 and 2006.

Inventories

Inventories are valued at the lower of cost or market, with cost being determined on the first in, first out, basis.

At December 31, 2007 and 2006, inventories consisted of the following:

2007

2006

Raw materials

 $ 9,619,485

$ 6,227,392

Work in process

 1,056,359

 998,906

Finished goods

2,605,832

 2,503,360

Total

 $13,281,676

$ 9,729,658

ZHAOYUAN SHUANGJI CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Fixed Assets

Fixed assets are recorded at cost. Depreciation is computed using the straight line method, with lives of forty years for buildings, twelve years for production equipment, ten years for vehicles, and five years for office furniture and equipment.

Taxes

The Company generates its income in China where Value Added Tax, Income Tax, Urban Construction Tax, Education Surcharge taxes, Property Tax, and Land Use Tax are applicable. The Company does not conduct any operations in the United States; therefore, U.S. taxes are not applicable.

Use Of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimated.

Common Stock

As is customary in China, capital stock is not issued to shareholders. Instead, each shareholder owns a portion of the Company equal to the proportion of the paid in capital contributed by that shareholder. Equity interests of the Company are occasionally issued in return for services. Values are assigned to these issuances equal to the market values of the equity interests at measurement dates. A measurement date is required under Emerging Issues Task Force (EITF) 96-18 which specifies the criteria to be used for the valuation of stock issued for goods and services.

The Company was formed by capital contributions from employees. At the time of formation each employee was assured that if his employment ended, for any reason, the Company would redeem his capital investment at its original cost. Two such redemptions have occurred, one in 2004 for $603,608, and one in 2005 for $120,817.

Advertising Costs

The Company expenses advertising costs when the advertisement occurs. There was no advertising cost incurred during 2007, 2006 and 2005.

Allowance For Doubtful Accounts

Provisions are periodically made for doubtful accounts based on evaluation of the ages of the items making up the accounts receivable balances and their creditworthiness.

ZHAOYUAN SHUANGJI CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Other Comprehensive Income

The Company reports as other comprehensive income revenues, expenses, and gains and losses that are not included in the determination of net income. During the years 2007, 2006, and 2005 the only source of comprehensive income or loss was losses on foreign currency translation.

Foreign Currency Translation

All Company assets are located in the PRC. These assets and related liabilities are recorded on the books of the Company in the currency of the PRC (Renminbi). They are translated into US dollars as follows:

(a)

Current assets, current liabilities and long term monetary assets and liabilities, at the rate of exchange in effect as at the balance sheet date;

(b)

Non-monetary assets and liabilities at the exchange rates prevailing at the time of the acquisition of the assets or assumption of liabilities; and,

(c)

Revenues and expenses, at the average rate of exchange for the year.

Gains and losses arising from this translation of foreign currency are included in other comprehensive income.

Product Warranties

The Company provides informal product warranties for its product sales. The Company has not incurred any cost of servicing these warranties and warranty cost would only be recorded as incurred.

Net Income Per Share

The Company would compute net income (loss) per common share in accordance with SFAS No. 128, “Earnings Per Share” and SEC Staff Accounting Bulletin No. 98 (“SAB 98”). Under the provisions of SFAS No. 128 and SAB 98, basic and diluted net income per common share are computed by dividing the net income available to common shareholders for the period by the weighted average number of shares of common stock outstanding during the period. As noted under Common Stock, above, the Company has not issued capital stock; therefore, these have been no net income per share calculations.

Research and Development

Research costs are expensed as incurred. Development costs are also expensed unless, in the view of Company management, they meet specific criteria related to technical, market and financial feasibility, in which case they are deferred and amortized. Amortization is calculated on a straight-line basis over the expected lives of the related products. Through December 31, 2007, the Company had not incurred any research costs which would be required to be amortized. Research and development expenses during 2006 were approximately $27,000. There were no research and development costs during 2005 and 2007.

ZHAOYUAN SHUANGJI CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Segment Reporting

Management treats the operations of the Company as one segment.

3.

STATUTORY RESERVE

As required by the Chinese law that governs accounting, the Company allocates 10% of the after tax profits of the previous year, if any, to a Statutory Reserve Fund and 5% to a Statutory Public Welfare Fund. These funds are allocated appropriately until reserves reach 50% of Paid in Capital. This limit was reached during 2005, and there have been no such allocations since then.

4.

ACCOUNTS RECEIVABLE

The balance of accounts receivable has been reduced by a provision for doubtful accounts in the amounts of $794,248 in 2007 and $584,709 in 2006.

5.

LAND USE RIGHTS

Private ownership of land is not permitted in the PRC. Instead, the Company has leased land at each of its three manufacturing facilities. These leases expire in 2052, in the case of Zhaoyuan; 2065 in the case of Dongfang; and 2063 in the case of Danzhou. They permit the use of 217 mu at Zhaoyuan, 200 mu at Dangzhou and 200 mu at Dongfang (a mu is equal to .06667 hectares). Payments to acquire these leases totaled $4,106,024. This cost is being amortized over the respective lives of the leases.

The Company also has contracts that give it the right to mine limestone at two locations for use at the Danzhou plant. The cost of acquiring these mining rights was $1,267,133. That cost is being amortized to expenses as the limestone is mined. The contracts are each for fifty years and it is estimated that the Company will be able to provide its full needs at Danzhou from these sites during the entire fifty year periods.

6.

BANK LOANS

To facilitate the acquisition of the Danzhou plant, the company borrowed $11,172,000 from a bank. The lending bank was a part owner of the facility and a member of the selling group. As an incentive for the Company to make the acquisition, the bank cancelled $3,657,000 of the loan and agreed that it would not charge interest on all bank loans owed to it by the Company during the period April 1, 2005 to December 31, 2008. The purchase price of this facility was reduced by the cancelled debt and the present value of the interest concession. This reduction totaled $5,892,000. The interest concession is being amortized by periodic charges to income over the period affected.

ZHAOYUAN SHUANGJI CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

7.

LONG TERM RECEIVABLE

Among the assets acquired in 2002 with the Zhaoyuan facility was a $1,097,897 receivable from a brick manufacturing company, which at one time had been an affiliate of the Zhaoyuan cement factory. The Company and the brick manufacturing company have informally agreed that this debt will be satisfied by the delivery of bricks with a value equal to the amount of the debt. The delivery of bricks would occur at a time when they are needed by the Company for capital expansion, which management expects will occur during the next one to two years. A partial payment of this receivable was received during 2007, reducing it to $1,095,630.

8.

LOANS RECEIVABLE

The Company has occasionally made loans to customers, suppliers and others with business relationships or potential relationships with the Danzhou and Dongfang plants. Typically, these loans do not bear interest during an initial term and then bear interest at market rates. The loans are due during 2009 and 2010. Loan activity is summarized below:

	Opening			Closing
	Balance	Additions	Repayments	Balance
2005	$ 410,657	$ 1,088,860	$ 15,091	$ 1,484,426
2006	1,484,426	1,509,025	1,968,185	1,025,266
2007	1,025,266	838,217	555,292	1,308,191

9.

RENTALS UNDER OPERATING LEASES

The Company conducts its operations from its principal business offices in Zhaoyuan, and from its offices in Dangzhou, and Dongfang, which are Company owned. The Company is not obligated under any long term operating leases. There was no rent expense during any of the years presented.

10.

NOTES PAYABLE

The Company has unsecured bank loans with six Chinese banks and one from a local governmental agency. Three of these loans had terms which at December 31, 2007 exceeded one year; the others are due in 2008. Each of these loans has been outstanding since 2002; each has been renewed on respective due dates. Management intends to continue to renew these loans as each comes due and does not anticipate difficulty in making these renewals. These loans bear interest at rates ranging between 5.3% and 10.3%. The loans with terms exceeding one year are listed below.

Bank loan, due 3/24/09, with interest at 5.32%

$   697,283

Bank loan, due 2/6/10, with interest at 5.5%

 1,503,945

Bank loan, due 3/20/12, with interest at 10.3%

      273,444

            Total

 $   2,474,672

ZHAOYUAN SHUANGJI CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

10.

NOTES PAYABLE (CONT’D)

Principal amounts due during the next five years are as follows:

2008	$18,752,591
2009	697,283
2010	1,503,945
2011	-
2012	273,444

11.

OBLIGATION UNDER CONSTRUCTION CONTRACT

Construction was completed during December 2007 on two commercial buildings located at the Zhaoyuan facility on land held by the Company under a long term lease (see Note 5). These buildings are to be held by the Company as investments. They were leased in January 2008 to outside parties and will be used by the leasees as restaurants, shops and entertainment facilities. The Company is obligated under a construction contract with the contractor that built the facilities. The amount of the obligation will not be determined until the contractor’s cost has been audited. Managements expects this cost to approximate the budget under which the buildings were constructed, which was $345,000.

During 2006 the Company began construction of two dormitory buildings at the Zhaoyuan facility, containing 84 apartments. Work was completed early in 2007 and the apartments were sold to employees. Sale prices of the apartments were set at levels to recover construction cost and no profit or loss was realized on this project. Construction costs totaled $1,364,066.

12.

INCOME TAXES

A reconciliation of the tax calculated by applying the Chinese statutory tax rate to pretax income with the provisions for income taxes is presented below.  Income taxes in China are based on book income, with certain expenses disallowed.

	2007	2006	2005
Tax calculated using statutory rates	$1,983,875	$1,579,468	$1,511,806
Increase(decrease) attributable to nondeductible expenses	(123,884)	168,394	186,345
	________	________	________
Net provision	$1,859,991	$1,747,862	$1,698,151

ZHAOYUAN SHUANGJI CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

13.

SUBSIDY INCOME

The Company is eligible for refund of value added taxes under a materials utilization program of the Shandong Economic and Trades Commission. This program encourages use in the manufacturing process of materials which might otherwise be discarded. It is available to the Company only for production at the Zhaoyuan plant. Benefits of this program amounted to $476,428 in 2007, $1,153,064 in 2006, and $1,575,740 in 2005. In the past, the program has been approved for periods of two years; these periods have consistently been renewed. The program has now been extended to the end of 2009.

14.

EXPENSES

Major items included in Selling & Administrative expenses are the following:

	2007	2006	2005
Salaries and benefits	$ 551,648	$ 517,004	$ 570,941
Depreciation and amortization	252,345	240,815	234,315
Travel and Promotion	81,369	77,776	113,445
Water and power	41,657	42,553	78,854

15.

SUPPLEMENTAL DISCLOSURES OF CASH FLOWS INFORMATION

Cash paid for interest during 2007, 2006, and 2005 was $669,542, $510,620 and $591,073, respectively.

Cash paid for income taxes was $6,875,540 in 2007, $1,747,862 in 2006 and $1,698,149 in 2005.

There were no non cash investing or financing activities during any of years presented.

16.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Management believes that none of the recently adopted accounting pronouncements will have a material affect on the Company financial position, results of operations, or cash flows.

17.

CONTINGENCIES

Consistent with business practices in China, the Company carries no insurance except for auto insurance.

In addition to income taxes and value added taxes, the Company is subject to the following other taxes which are assessed by local government agencies of the PRC: urban construction tax; education tax, local education tax, property tax, and land use tax. Financial Interpretation Number (FIN) 48 requires disclosure of any tax issues which may constitute a risk of additional assessment. The Company is at risk for additional assessment for the taxes listed in this paragraph. The amount at risk is up to $275,000 per year.